UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21869

NEXPOINT CREDIT STRATEGIES FUND

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: September 30, 2017

Item 1: Schedule of Investments

The Schedule of Investments are attached herewith.

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2017	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (a) - 7.0%
CHEMICALS (b) - 0.4%
	Vertellus Holdings, LLC
1,366,050	Exit Term Loan, 1M LIBOR + 9.000%, 04/30/2018 (i)	1,372,334
826,662	Second Lien Term Loan, 1M LIBOR + 12.000%, 10/31/2021 (i)	777,641

		2,149,975

ENERGY - 1.3%
	Azure Midstream Energy LLC
404,294	Term Loan B, 1M LIBOR + 6.500%, 11/15/2018 (i)	376,074
	Chief Exploration & Development LLC
6,000,000	Second Lien Term Loan, 6.50%, 05/16/2021 (m)	5,885,640
	Fieldwood Energy LLC
499,831	First Lien Term Loan, 3M LIBOR + 7.000%, 08/31/2020 (i)	443,600
861,558	First Lien Last Out Term Loan, 3M LIBOR + 7.125%, 09/30/2020 (i)	603,090
698,516	Second Lien Term Loan, 3M LIBOR + 7.125%, 09/30/2020 (i)	290,583

		7,598,987

FINANCIAL - 0.9%
	Walter Investment Management Corp.
5,569,959	Tranche B Term Loan B, 1M LIBOR + 3.750%, 12/18/2020 (i)	5,126,339

GAMING & LEISURE (b)(c) - 1.3%
	Ginn-LA CS Borrower LLC
8,322,966	First Lien Tranche B Term Loan	—
	Ginn-LA CS Borrower LLC
3,883,480	First Lien Tranche A Credit-Linked Deposit	—
9,241,411	LLV Holdco LLC Exit Revolver (d)	7,260,053

		7,260,053

RETAIL (m) - 0.2%
	Academy, Ltd.
1,246,600	Term Loan B, 1M LIBOR + 4.000%, 07/01/2022 (i)	851,241

TELECOMMUNICATIONS (b)(d) - 2.9%
16,923,104	TerreStar Corporation Term Loan A , PIK, 1M LIBOR + 11.000%, 02/27/2020 (i)	16,872,335

UTILITIES (e) - 0.0%
	Texas Competitive Electric Holdings Co. LLC
92,329,417	Non Extended Escrow Loan	230,824

	Total U.S. Senior Loans (Cost $53,168,643)	40,089,754

Asset-Backed Securities (g) - 8.9%
	Acis CLO, Ltd. (f)
14,000,000	Series 2013-1A, Class SUB, VRN, 0.00%, 04/18/2024	4,690,000
7,500,000	Series 2015-6A, Class SUB, VRN, 0.00%, 05/01/2027	4,598,437
6,000,000	Series 2014-3A, Class E, 3M USD LIBOR + 4.750%, 02/01/2026 (i)	5,633,400
4,500,000	Series 2013-1A, Class E, 3M USD LIBOR + 5.600%, 04/18/2024 (i)	4,500,000
5,000,000	Series 2014-3A, Class F, 3M USD LIBOR + 5.600%, 02/01/2026 (i)	4,136,500
9,142,000	Series 2013-1A, Class F, 3M USD LIBOR + 6.500%, 04/18/2024 (i)	8,445,837
	ALM VII R-2, Ltd.
2,250,000	Series 2013-7R2A, Class SUBR, VRN 0.00%, 10/15/2116 (i)	1,477,125
	Apidos CLO
1,000,000	Series 2013-12A, Class F, 3M USD LIBOR + 4.900%, 04/15/2025 (i)	930,300
	Betony CLO, Ltd.
1,925,000	Series 2015-1A, Class SUB, VRN 0.00%, 04/15/2027 (i)	952,875
	CIFC Funding 2014-IV, Ltd.
3,000,000	Series 2014-4A, Class SUB, VRN 0.00%, 10/17/2026 (i)	1,440,000
	CIFC Funding, Ltd.
1,000,000	Series 2014-4A, Class F, 3M USD LIBOR + 5.600%, 10/17/2026 (i)	936,570
	Flagship CLO VIII, Ltd.
1,000,000	Series 2014-8A, Class F, 3M USD LIBOR + 5.850%, 01/16/2026 (i)	870,000

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2017	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)
	Grayson CLO, Ltd.
2,915,407	Series 2006-1A, Class D, 3M USD LIBOR + 3.600%, 11/01/2021 (f)(i)	2,689,463
	Greywolf CLO II, Ltd.
850,000	Series 2013-1A, Class E, 3M USD LIBOR + 5.050%, 04/15/2025 (i)	850,000
	Highland Loan Funding V, Ltd.
670,810	3.81%, 08/01/2018 (b)(f)	451,120
	Highland Park CDO, Ltd.
6,426,114	Series 2006-1A, Class A2, 3M LIBOR + 0.400%, 11/25/2051 (f)(i)	6,104,808
	Valhalla CLO, Ltd.
	Series 2004-1A, Class EIN
1,500,000	0.00%, 08/01/2020 (f)	300,000
	Vibrant CLO II, Ltd.
2,100,000	Series 2013-2A, Class E, 3M USD LIBOR + 5.500%, 07/24/2024 (i)	1,942,500

	Total Asset-Backed Securities (Cost $54,638,613)	50,948,935

Corporate Bonds & Notes - 3.2%
ENERGY - 0.4%
	American Energy-Permian Basin LLC
681	7.38%, 11/01/2021 (g)	589
	Chesapeake Energy Corp.
1,000,000	8.00%, 06/15/2027 (g)	992,500
	DPH Holdings Corp.
3,750,000	6.50%, 05/01/2009 (c)	—
3,933,000	6.55%, 12/31/2050 (c)	—
8,334,000	7.13%, 05/01/2029 (c)	—
18,439,000	Ocean Rig UDW, Inc. (b)(c)(g)	1,272,291

		2,265,380

FOOD & DRUG - 0.3%
	SUPERVALU, Inc.
2,000,000	7.75%, 11/15/2022	1,885,000

INFORMATION TECHNOLOGY (g)(h) - 1.1%
43,971,250	Avaya, Inc. (c)	1,978,706
	Intelsat Jackson Holdings SA
4,509,000	9.75%, 07/15/2025	4,565,363

		6,544,069

RETAIL (g) - 1.3%
	PetSmart, Inc.
2,000,000	5.88%, 06/01/2025	1,755,000
	PetSmart, Inc.
7,000,000	8.88%, 06/01/2025 (h)	5,586,000

		7,341,000

TELECOMMUNICATIONS (h) - 0.1%
2,102,020	iHeartCommunications, Inc., 12% Cash, 2% PIK, 02/01/2021	304,793

UTILITIES (e) - 0.0%
5,000,000	Texas Competitive Electric Holdings Co., LLC	31,250
24,000,000	Texas Competitive Electric Holdings Co., LLC	132,000

		163,250

	Total Corporate Bonds & Notes (Cost $58,093,823)	18,503,492

Foreign Corporate Bonds & Notes - 0.0%
NETHERLANDS (b)(c) - 0.0%
USD - 0.0%
64,515,064	Celtic Pharma Phinco BV, PIK	—
28,665,284	Celtic Pharma Phinco BV, PIK	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

Sovereign Bonds - 1.9%
	Argentine Republic Government International Bond

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2017	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)
4,000,000	2.50%, 12/31/2038 (h)	2,830,000
2,000,000	7.13%, 06/28/2117 (g)(h)	2,001,000
	Provincia de Buenos Aires
462,000	9.13%, 03/16/2024 (h)	532,455
1,500,000	9.63%, 04/18/2028 (h)	1,811,250
40,000,000	25.39%, 05/31/2022 (h)(i)	2,381,460
	Provincia de Mendoza Argentina, ADR + 4.375%, FRN
24,085,000	25.88%, 06/09/2021 (h)(i)	1,411,054

	Total Sovereign Bonds (Cost $10,561,361)	10,967,219

Convertible Foreign Bonds (g)(h)(i) - 0.2%
	TGLT SA
1,000,000	8.00%, 08/03/2027	1,000,000

	Total Convertible Foreign Bonds (Cost $1,000,000)	1,000,000

Non-U.S. Government Bonds (h) - 0.2%
SOVEREIGN BONDS - 0.2%
	Provincia de la Rioja
1,000,000	9.75%, 02/24/2025	1,062,010

	Total Non-U.S. Government Bonds (Cost $1,055,596)	1,062,010

Shares
Common Stocks - 74.1%
CHEMICALS (j) - 1.3%
424,375	MPM Holdings, Inc. (h)	6,790,000
661,330	Vertellus Specialties, Inc. (b)	919,249

		7,709,249

CONSUMER DISCRETIONARY (j) - 0.2%
2,000	Despegar.com Corp.	64,000
68,532	K12, Inc. (h)	1,222,611

		1,286,611

CONSUMER STAPLES (h) - 0.2%
6,630	Costco Wholesale Corp.	1,089,243

ENERGY - 5.0%
336	California Resources Corp. (h)	3,515
108,000	Energy Transfer Partners LP (h)	1,975,320
2,059,555	NextDecade Corp. (h)(k)	20,780,910
244	Ocean Rig UDW, Inc. (j)	5,794
85,600	Plains GP Holdings LP, Class A (h)	1,872,072
23,150	Targa Resources Corp. (h)	1,094,995
63,500	Transportadora de Gas del Sur SA, Class B ADR (h)	1,289,685
35,600	Williams Cos., Inc. (The) (h)	1,068,356
23,800	YPF SA ADR (h)	530,264

		28,620,911

FINANCIAL - 7.8%
46,601	American Banknote Corp. (b)	111,842
15,000	Banco Macro SA ADR (h)	1,760,250
100,000	BBVA Banco Frances SA ADR (h)	2,039,000
290,000	Citigroup, Inc. (h)	21,094,600
18,901,152	Specialty Financial Products, Ltd. (b)(d)	19,982,298
5,239	Venoco LLA Unit	—
367	Venoco LLC Units	—

		44,987,990

GAMING & LEISURE (b)(d)(j) - 0.0%
14	LLV Holdco LLC - Litigation Trust Units	—
26,712	LLV Holdco LLC - Series A, Membership Interest	—
144	LLV Holdco LLC - Series B, Membership Interest	—

		—

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2017	NexPoint Credit Strategies Fund

Shares
HEALTHCARE - 1.9%
24,000,000	Genesys Ventures IA, LP (b)(d)	—
49,500	Patterson Cos., Inc. (h)	1,913,175
168,740	Portola Pharmaceuticals, Inc. (h)	9,117,022

		11,030,197

HOUSING (b)(j) - 0.2%
368,150	CCD Equity Partners LLC	865,153

INFORMATION TECHNOLOGY - 7.3%
833	CDK Global, Inc. (h)	52,554
32,500	CSRA, Inc. (h)	1,048,775
345,500	Fortinet, Inc. (h)	12,382,720
1	Magnachip Semiconductor Corp. (j)	11
1,669,400	Twitter, Inc. (h)	28,162,778

		41,646,838

MEDIA & TELECOMMUNICATIONS - 5.5%
9,295	Cumulus Media, Inc., Class A (j)	2,974
10,436	Gray Television, Inc., Class A (h)	135,668
13,722	Loral Space & Communications, Inc. (h)	679,239
308,875	Metro-Goldwyn-Mayer, Inc., Class A (k)	29,700,339
29,500	Sinclair Broadcast Group, Inc., Class A (h)	945,475
645	Time, Inc. (h)	8,708

		31,472,403

PHARMACEUTICALS (h)(j) - 0.1%
58,888	Collegium Pharmaceutical, Inc.	617,735

REAL ESTATE - 0.1%
482,109	Allenby (b)(d)	—
1,549,161	Claymore (b)(d)	2
27,800	Cresud SACIF y A ADR (h)	519,026
8,700	IRSA Inversiones y Representaciones SA ADR (h)	213,585

		732,613

REAL ESTATE INVESTMENT TRUST - 30.6%
99,000	Independence Realty Trust, Inc., REIT (h)	1,006,830
77,000	Jernigan Capital, Inc., REIT (h)	1,582,350
8,271,300	NexPoint Real Estate Capital, LLC, REIT (b)(d)	99,301,094
25,255,573	NexPoint Real Estate Opportunities, LLC, REIT (b)(d)	64,651,742
959,200	Spirit Realty Capital, Inc., REIT (h)	8,220,344
306,502	United Development Funding IV, REIT (h)	1,088,082

		175,850,442

RETAIL - 1.5%
294,500	Barnes & Noble, Inc. (h)	2,238,200
545,500	Finish Line, Inc. (The), Class A (h)	6,562,365

		8,800,565

TELECOMMUNICATIONS (b)(d)(j)(k) - 6.1%
110,872	TerreStar Corporation	35,014,486

UTILITIES - 5.9%
237,500	Dynegy, Inc. (h)	2,325,125
26,220	Entegra TC LLC, Class A (b)	400,904
16,700	Pampa Energia SA ADR (h)	1,087,170
1,618,542	Vistra Energy Corp. (h)	30,250,550

		34,063,749

WIRELESS COMMUNICATIONS (h)(j) - 0.3%
226,052	Pendrell Corp. (h)	1,543,935

	Total Common Stocks (Cost $569,576,703)	425,332,120

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2017	NexPoint Credit Strategies Fund

Shares
Preferred Stocks (f) - 23.2%
FINANCIAL - 23.0%
14,500	Aberdeen Loan Funding, Ltd. (i)	5,111,250
1,200	Brentwood CLO, Ltd. (g)	576,000
13,800	Brentwood CLO, Ltd. (i)	6,624,000
34,500	Eastland CLO, Ltd. (i)	16,042,500
5,000	Eastland Investors Corp. (g)	2,325,000
7,750	Gleneagles CLO, Ltd. (g)	3,513,230
62,600	Grayson CLO, Ltd., Series II (g)	23,709,750
1,500	Grayson Investors Corp. (g)	568,125
3,750	Greenbriar CLO, Ltd. (g)	2,106,250
39,000	Greenbriar CLO, Ltd. (i)	21,904,974
2,500	Liberty CLO, Ltd. (g)	878,275
8,500	Red River CLO, Ltd., Series PS-2	2,269,447
10,500	Rockwall CDO, Ltd. (g)	4,246,830
6,000	Southfork CLO, Ltd. (g)	1,200,000
41,500	Stratford CLO, Ltd. (g)	24,485,000
35,507	Westchester CLO, Ltd. (g)	16,756,345

		132,316,976

REAL ESTATE - 0.2%
9,946	RAIT Financial Trust 7.125%	225,277
53,794	RAIT Financial Trust, REIT, Series C, 8.875%	846,717

		1,071,994

	Total Preferred Stocks (Cost $173,150,915)	133,388,970

Exchange-Traded Funds (h) - 0.4%
2,925	Direxion Daily Gold Miners Index Bull 3X Shares ETF	93,132
155,600	Global X MLP & Energy Infrastructure ETF	2,145,724

	Total Exchange-Traded Funds (Cost $4,012,873)	2,238,856

Units
Rights - 0.3%
UTILITIES (j) - 0.3%
1,618,542	Texas Competitive Electric Holdings Co., LLC	1,820,860

	Total Rights (Cost $5,105,621)	1,820,860

Warrants - 0.0%
ENERGY (j) - 0.0%
4,071	Arch Coal, Inc. expires 10/05/2023	114,802

GAMING & LEISURE (b)(d)(j) - 0.0%
602	LLV Holdco LLC - Series C, Membership Interest	—
828	LLV Holdco LLC - Series D, Membership Interest	—
925	LLV Holdco LLC - Series E, Membership Interest	—
1,041	LLV Holdco LLC - Series F, Membership Interest	—
1,179	LLV Holdco LLC - Series G, Membership Interest	—

		—

	Total Warrants (Cost $ - )	114,802

Shares
Master Limited Partnerships - 0.6%
ENERGY (h) - 0.6%
131,400	EnLink Midstream Partners LP	2,202,264
27,500	Williams Partners LP	1,069,750

	Total Master Limited Partnerships (Cost $3,039,616)	3,272,014

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2017	NexPoint Credit Strategies Fund

Contracts
Purchased Call Options - 1.0%
	Total Purchased Call Options (Cost $3,702,271)	5,766,750

Registered Investment Companies - 3.8%
	State Street Institutional U.S. Government Money Market Fund, Premier
	Class
21,491,413	0.92%, 12/31/2049	21,491,413

	Total Registered Investment Companies (Cost $21,491,413)	21,491,413

Total Investments - 124.8%
(Cost $1,020,851,974)		715,997,195

Securities Sold Short - (1.3)%
Common Stocks - (1.3)%

Shares
INFORMATION TECHNOLOGY (l) - (1.3)%
(35,700)	Zillow Group, Inc., Class A	(1,433,355)
(140,400)	Zillow Group, Inc., Class C	(5,645,484)

		(7,078,839)

ENERGY (b) - 0.0%
(8,451)	Seventy Seven Energy, Inc.	—

	Total Common Stocks (Cost $7,102,364)	(7,078,839)

	Total Securities Sold Short
	(Proceeds $7,102,364)	(7,078,839)

Other Assets & Liabilities, Net - (23.5)%		(135,000,221)

Net Assets - 100.0%		573,918,135

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2017. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 1.23% and 3 months equal to 1.33%.
(b)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $247,980,253, or 43.2% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2017.
(c)	The issuer is, or is in danger of being, in default of its payment obligation.
(d)	Affiliated issuer. Assets with a total aggregate market value of $243,082,010, or 42.4% of net assets, were affiliated with the Fund as of September 30, 2017.
(e)	Represents value held in escrow pending future events. No interest is being accrued.
(f)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(g)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2017, these securities amounted to $150,465,189, or 26.2% of net assets.
(h)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $153,039,524.
(i)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2017. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 3 months equal to 1.33%.
(j)	Non-income producing security.
(k)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2017	NexPoint Credit Strategies Fund

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn-Mayer, Inc.	Common Stocks	12/20/2010	$13,929,926	$29,700,339	5.2%
NextDecade Corp.	Common Stocks	08/11/2017	$17,801,258	$20,780,910	3.6%
TerreStar Corporation	Common Stocks	11/14/2014	$31,589,558	$35,031,117	6.1%

(l)	No dividend payable on security sold short.
(m)	All or a portion of this position has not settled. As applicable, full contract rates do not take effect until settlement date.

Purchased options contracts outstanding as of September 30, 2017 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
Purchased Call Options:
Citigroup, Inc.	$70.00		January 2018	11,650	$81,550,000	$(3,702,270)	$5,766,750

Total Purchased Options Contracts							$5,766,750

Written options contracts outstanding as of September 30, 2017 were as follows:
Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
Written Call Options:
Citigroup, Inc.	$75.00		January 2018	(3,650)	$(27,375,000)	$778,192	$(778,193)
Written Put Options:
Citigroup, Inc.	$70.00		January 2018	(11,650)	$(81,550,000)	4,074,009	(2,609,600)

Total Written Options Contracts						$4,852,201	$(3,387,793)

The Fund had the following futures contracts, for which $2,738,633 was pledged as collateral, open at September 30, 2017:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Short Futures:
30-Day Federal Fund Futures	November 2017	1	$411,866	$(44)
30-Day Federal Fund Futures	October 2017	7,700	3,171,530,786	(823,477)

				$(823,521)

GLOSSARY: (abbreviations that may be used in the preceding statements)(unaudited)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
MLP	Master Limited Partnership
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2017	NexPoint Credit Strategies Fund

Organization

NexPoint Credit Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the period ended September 30, 2017. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Fund.

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the New York Stock Exchange (“NYSE”), National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services and have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates that are unobservable.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2017	NexPoint Credit Strategies Fund

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2017, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, convertible foreign bonds, non-U.S. government bonds, common stocks, preferred stocks, exchange-traded funds, rights, warrants, master limited partnerships, cash equivalents, securities sold short and options. The fair value of the Fund’s senior loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Senior loans, bonds collateralized loan obligations and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, exchange-traded funds, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by real estate investment trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Investment Adviser has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of September 30, 2017 is as follows:

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2017	NexPoint Credit Strategies Fund

	Total value at September 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs
Assets
U.S. Senior Loans
Chemicals	$2,149,975	$—	$—		$2,149,975
Energy	7,598,987	—	7,598,987		—
Financial	5,126,339	—	5,126,339		—
Gaming & Leisure	7,260,053	—	—		7,260,053
Retail	851,241	—	851,241		—
Telecommunications	16,872,335	—	—		16,872,335
Utilities	230,824	—	230,824		—
Asset-Backed Securities	50,948,935	—	50,497,815		451,120
Corporate Bonds & Notes(1)	18,503,492	—	18,503,492		—
Foreign Corporate Bonds & Notes(1)	— (3)	—	—		—	(3)
Sovereign Bonds	10,967,219	—	10,967,219		—
Convertible Foreign Bonds	1,000,000	—	1,000,000		—
Non-U.S. Government Bonds	1,062,010	—	1,062,010		—
Common Stocks
Chemicals	7,709,249	6,790,000	—		919,249
Consumer Discretionary	1,286,611	1,286,611	—		—
Consumer Staples	1,089,243	1,089,243	—		—
Energy	28,620,911	28,620,911	—		—
Financial	44,987,990	24,893,850	—	(3)	20,094,140
Gaming and Leisure	—	—	—		—	(3)
Healthcare	11,030,197	11,030,197	—		—	(3)
Housing	865,153	—	—		865,153
Information Technology	41,646,838	41,646,838	—		—
Media & Telecommunications	31,472,403	1,772,064	29,700,339		—
Pharmaceuticals	617,735	617,735	—		—
Real Estate	732,613	732,611	—		2
Real Estate Investment Trust	175,850,442	11,897,606	—		163,952,836
Retail	8,800,565	8,800,565	—		—
Telecommunications	35,014,486	—	—		35,014,486
Utilities	34,063,749	33,662,845	—		400,904
Wireless Communications	1,543,935	1,543,935	—		—
Preferred Stocks(1)	133,388,970	1,071,994	132,316,976		—
Exchange-Traded Funds	2,238,856	2,238,856	—		—
Rights	1,820,860	—	1,820,860		—
Warrants(1)
Energy	114,802	114,802	—		—
Gaming & Leisure	— (3)	—	—		—	(3)
Master Limited Partnerships(1)	3,272,014	3,272,014	—		—
Purchased Call Options	5,766,750	5,766,750	—		—
Registered Investment Companies	21,491,413	21,491,413	—		—

Total Assets	715,997,195	208,340,840	259,676,102		247,980,253

Liabilities
Securities Sold Short(1)	(7,078,839)	(7,078,839)	—		—	(3)
Other Financial Instruments
Written Call Options Contracts	(778,193)	(778,193)	—		—
Written Put Options Contracts	(2,609,600)	(2,609,600)	—		—
Futures(2)	(823,521)	(823,521)	—		—

Total Liabilities	(11,290,153)	(11,290,153)	—		—

Total	$704,707,042	$197,050,687	$259,676,102		$247,980,253

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative appreciation/(depreciation) of future contacts reported in the Investment Portfolio.
(3)	This category includes securities with a value of zero.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2017	NexPoint Credit Strategies Fund

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended September 30, 2017.

	Balance as of December 31, 2016	Transfers Into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ Discount	Net Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Purchases	Net (Sales)	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Held at September 30, 2017
U.S. Senior Loans
Chemicals	$—	$2,149,975	$—	$—	$—	$—	$—	$—	$2,149,975	$—
Gaming & Leisure	8,249,655	—	—	—	—	(1,064,730)	9,241,411	(9,166,283)	7,260,053	(1,981,359)
Telecommunications	15,523,291	—	—	(1,749)	—	(2,310)	1,353,103	—	16,872,335	(2,310)
Asset-Backed Securities	574,900	—	—	—	(8,772)	(92,923)	—	(22,085)	451,120	(92,923)
Common Stocks
Chemicals	3,959,507	919,249	(6,790,000)	—	(2,226,193)	5,359,579	—	(302,893)	919,249	—
Financial	17,569,702	—	—	—	—	(1,491,443)	4,093,238	(77,357)	20,094,140	(1,491,443)
Healthcare	751,200	—	—	—	—	(751,200)	—	—	—	—
Housing	909,331	—	—	—	—	202,149	—	(246,327)	865,153	(549,050)
Real Estate	6	—	—	—	—	3,800,113	341,733	(4,141,850)	2	3,721,832
Real Estate Investment Trust	165,366,446	—	—	—	—	4,136,390	—	(5,550,000)	163,952,836	4,136,390
Telecommunications	34,788,307	—	—	—	—	226,179	—	—	35,014,486	226,179
Utilities	—	400,904	—	—	(63,648)	63,648	—	—	400,904	—

Total	$247,692,345	$3,470,128	$(6,790,000)	$(1,749)	$(2,298,613)	$10,385,452	$15,029,485	$(19,506,795)	$247,980,253	$3,967,316

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2017	NexPoint Credit Strategies Fund

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

As a result, for the period ended September 30, 2017, $3,470,128 of the Fund’s portfolio investments was transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable. Transfers from Level 2 to 3 were due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

For the period ended September 30, 2017, $6,790,000 of the Fund’s portfolio investments was transferred from Level 3 to Level 1. Transfers from Level 3 to Level 1 were due to an increase in market activity (e.g. frequency of trades), which resulted in an increase in available market inputs to determine price.

For the period ended September 30, 2017, $114,802 of the Fund’s portfolio investments was transferred from Level 2 to Level 1. Transfers from Level 2 to Level 1 were due to increase in observable pricing inputs as compared to the previous period.

The Fund uses end of period market value in the determination of the amount associated with any transfers between levels.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 9/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s)
U.S. Senior Loans	$26,282,363	Discounted Cash Flow	Spread Adjustment	0.10%
		Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Adjustment	10%
		Debt-Loan Spread	Adjusted Yield	8.98% -10.36%
			Swap Rate	1.93% - 2.04%
Asset-Backed Securities	451,120	Discounted Cash Flow	Discount Rate	9.1%
Common Stock	221,246,770	Multiples Analysis	Price/MHz-PoP	$0.12 - $0.53
			Multiple of EBITDA	1.5x - 9.0x
			Liquidity Discount	10% - 25%
			Asset Specific Adjustment	10%
		Multiples Analysis	Capitalization Rate	6.2%
			Partial Interest Discount	37%
		Discounted Cash Flow	Scenario Proabilities	15% - 70%
			Illiquidity Discount	10%
		Third-Party Valuation	Capitalization Rates	5.5% - 8.75%

Total	$247,980,253

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2017	NexPoint Credit Strategies Fund

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for the Fund.

When securities are sold short, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” without respect to such limitations.

Derivative Transactions

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of September 30, 2017:

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2017	NexPoint Credit Strategies Fund

Issuer	Shares at December 31, 2016	Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2017	Shares at September 30, 2017	Affiliated Income
Majority Owned Not Consolidated
NexPoint Real Estate Capital, LLC, REIT (Common Stocks)	8,271,300	$93,428,471	$—	$—	$—	$5,872,623	$99,301,094	8,271,300	$2,000,000
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	25,255,573	71,937,975	—	(5,550,000)	—	(1,736,233)	64,651,742	25,255,573	4,250,000
Specialty Financial Products, Ltd. (Common Stocks)	15,267,474	17,469,044	4,093,238	(77,356)	—	(1,502,628)	19,982,298	18,901,152	—
Other Affiliates
Genesys Ventures IA, LP (Common Stocks)	24,000,000	751,200	—	—	—	(751,200)	—	24,000,000	—
LLV Holdco, LLC (U.S. Senior Loans, Common Stocks & Warrants)	9,197,728	8,249,655	190,776	—	—	(1,064,730)	7,260,053	9,272,856	75,129
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	15,680,873	50,311,598	1,353,103	—	(1,947)	223,868	51,886,821	17,033,976	1,353,103
Other Controlled			—	—
Allenby (Common Stocks)	560,390	1	82,358	(160,640)	—	78,281	—	482,109	—
Claymore (Common Stocks)	5,270,997	5	259,375	(3,981,211)	—	3,721,833	2	1,549,161	—

Total	103,504,335	$242,147,949	$5,978,850	$(9,769,207)	$(1,947)		$243,082,010	104,766,127	$76,782,232

U.S. Federal Income Tax Information

Unrealized appreciation and depreciation at September 30, 2017, based on cost of investments, derivatives and cash equivalents for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation	Cost
$47,714,291	$(341,019,565)	$(293,305,274)	$1,002,223,630

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2017	NexPoint Credit Strategies Fund

For more information with regard to significant accounting policies, see the most recent annual report filed with the U.S. Securities and Exchange Commission.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT CREDIT STRATEGIES FUND

By:	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date:	November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date:	November 28, 2017

By:	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer and Principal Financial Officer

Date:	November 28, 2017